UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2010

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2010, Corning Natural Gas Corporation (the "Company") held its Annual Meeting of Shareholders at the headquarters of the Company in Corning, New York. The shareholders elected the following seven directors, to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Henry B. Cook, Jr.	581,458	16,894	0
Michael I. German	407,868	190,484	0
Ted W. Gibson	407,868	190,484	0
Gregory J. Osborne	541,428	56,924	0
Stephen G. Rigo	581,458	16,894	0
Thomas J. Smith	581,458	16,894	0
George J. Welch	581,458	16,894	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Stanley G. Sleve
Vice President Administration

Dated: April 22, 2010